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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 XCare.net, Inc.
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             (Exact name of Registrant as specified in its charter)

               Delaware                                          85-0373486
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(State of incorporation or organization)                 (IRS Employer I.D. No.)


        6400 S. Fiddler's Green Circle, Suite 14000, Englewood, CO 80111
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                    (Address of principal executive offices)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates (if applicable): 333-90165

Securities to be registered pursuant to Section 12(b) of the Act:


                                      None
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Securities to be registered pursuant to Section 12(g) of the Act:


                     Common Stock, $.01 par value per share
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                                (Title of Class)

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Item 1.   Description of Registrant Securities to be Registered

          Incorporated by reference to pages 66 through 67 of the Preliminary Prospectus contained in Registrant's Registration Statement on Form S-1, as amended, originally file on November 2, 1999 (the "S-1 Registration Statement").

Item 2.   Exhibits

          The following exhibits are filed as a part of this registration statement:

          1.*       Specimen certificate for Registrant's Common Stock;

          2.** Amended and Restated Certificate of Incorporation, as currently in effect;

          3.*** Amendment to the Amended and Restated Certificate of Incorporation;

          4.**** Certificate of Incorporation, as proposed to be filed following completion of Registrant's initial public offering;

          5.*****   Bylaws of the Registrant

          6.******  Second Amended and Restated Registration Rights Agreement,
                    dated as of July 27, 1999, between the Registrant and the
                    parties named therein.
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*         Incorporated by reference to Exhibit 4.1 to the S-1 Registration Statement.

**        Incorporated by reference to Exhibit 3.1 to the S-1 Registration Statement.

***       Incorporated by reference to Exhibit 3.4 to the S-1 Registration Statement.

****      Incorporated by reference to Exhibit 3.2 to the S-1 Registration Statement.

*****     Incorporated by reference to Exhibit 3.3 to the S-1 Registration Statement.

******    Incorporated by reference to Exhibit 4.2 to the S-1 Registration Statement.
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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:     January 31, 2000         XCARE.NET, INC.


                                   By: /s/ Lorine R. Sweeney
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                                       Lorine R. Sweeney
                                       President and Chief Executive Officer